                                                                   EXHIBIT 99.C2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Post Effective Amendment No. 10 to the
Registration Statement on Form S-6 of our report dated December 12, 2003, relating to the financial statements and financial highlights of MidCap SPDR
Trust, Series 1, which appear in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants and Financial
Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York

January 27, 2004